UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  Schedule 14A

                    Proxy Statement pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential for use of the Commission
[X] Definitive Proxy Statement           only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) of ss.240.14a-12

                           ONSCREEN TECHNOLOGIES, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                 Not applicable

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount in which the filing fee is calculated and state how it was determined).

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3)   Filing Party:

         -----------------------------------------------------------------------

         (4)   Date Filed:

         -----------------------------------------------------------------------

                           OnScreen Technologies, Inc.
                          600 NW 14th Avenue, Suite 100
                             Portland, Oregon 97209

October 11, 2006

Dear Stockholder:

It is my pleasure to invite you to the 2006 Annual Meeting of Stockholders of OnScreen Technologies, Inc. The 2006 Annual Meeting will be held on Wednesday, December 6, 2006 at 9:00 a.m. PST in the corporate offices located at 600 NW 14th Avenue, Suite 100, Portland, Oregon 97209 for the following purposes:

      1. To elect three directors to hold office for two-year terms and one director to hold office for a one year term;

      2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The notice of the meeting and proxy statement on the following pages contains information on the formal business of the meeting. Whether or not you expect to attend the meeting, please sign, date, and return your proxy promptly in the enclosed envelope to assure your stock will be represented at the meeting.

The continuing interest of the stockholders in the business of the Company is gratefully acknowledged and appreciated.

                                    Sincerely,

                                    /s/ William J. Clough
                                    ---------------------------
                                        William J. Clough, Esq.
                                        Corporate Secretary and
                                        General Counsel

                           ONSCREEN TECHNOLOGIES, INC.

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

To be held Wednesday, December 6, 2006 at 9:00 a.m. PST in the corporate offices located at 600 NW 14th Avenue, Suite 100, Portland, Oregon 97209.

To: The Shareholders of OnScreen Technologies, Inc.

We will hold the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of OnScreen Technologies, Inc. on Wednesday, December 6, 2006 at 9:00 a.m. PST in the corporate offices located at 600 NW 14th Avenue, Suite 100, Portland, Oregon 97209 for the following purposes:

      1. To elect three directors to hold office for two-year terms and one director to hold office for a one year term;

      2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on October 12, 2006 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to examination by any shareholder during ordinary business hours at the offices of the Company, OnScreen Technologies, Inc., 600 NW 14th Avenue, Suite 100, Portland, Oregon 97209.

All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the Annual Meeting, we ask that as promptly as possible you mark, sign, date, and return the enclosed proxy card in the postage prepaid envelope enclosed for that purpose. Your stock will be voted in accordance with the instructions you give in your proxy. Your proxy may be revoked at any time before it is voted by signing and returning a proxy bearing a later date for the same shares, by filing with the Secretary of the Company a written revocation bearing a later date or by attending and voting in person at the annual meeting.

                                    By Order of the Board of Directors

                                    /s/ William J. Clough
                                    ---------------------------
                                        William J. Clough, Esq.
                                        Corporate Secretary and
                                        General Counsel

Portland, Oregon
October 11, 2006

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AS SOON AS POSSIBLE, EVEN IF YOU ARE CURRENTLY INTENDING TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.

                           ONSCREEN TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of OnScreen Technologies, Inc. (the "Company") for use at the 2006 Annual Meeting of Stockholders to be held on Wednesday, December 6, 2006 at 9:00 a.m. PST in the corporate offices located at 600 NW 14th Avenue, Suite 100, Portland, Oregon 97209 or at any postponements or adjournments thereof. Your vote at the Annual Meeting is important to us. Please vote your shares of OnScreen Technologies, Inc. common stock (the "Common Stock") and preferred stock (Preferred Stock) by completing the enclosed proxy card and returning it in the enclosed envelope. The approximate date on which this Proxy Statement and the accompanying proxy card will be mailed to stockholders is November 1, 2006.

                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, including the election of three directors to hold office for two-year terms and one director to hold office for a one year term and to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Who is entitled to vote?
Only stockholders of record at the close of business on October 12, 2006, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the meeting. Each outstanding share of Common Stock owned by you on October 12, 2006 entitles you to one vote on each matter considered at the Annual Meeting. The enclosed proxy card shows the number of shares owned by you as of the record date.

Who may attend the annual meeting?
All stockholders of record as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of one third of the aggregate voting power of the Common and Preferred Stock outstanding on the record date will constitute a quorum. Each share of Common Stock and each share of Series A Convertible Preferred Stock is entitled to one vote. As of the close of business on August 31, 2006, 129,573,333 shares of Common Stock and 415,543 shares of Series A Convertible Preferred Stock were outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of stock are based on such numbers of shares outstanding. Shares entitled to vote are referred to hereafter as "Voting Shares".

How do I vote?
If you complete and properly sign the accompanying proxy card and return it, your shares of Stock will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

May I change my vote after I return my proxy card?
Yes, even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by providing William F. Clough, Esq., our Corporate Secretary, either a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the board's recommendations?
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

         FOR election of the nominated slate of Directors (see Proposal 1).

What vote is required to approve each item?
Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of the directors. A properly executed proxy marked "Withhold Authority" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Voting Shares represented by properly executed proxies for which no instruction is given will be voted "FOR" election of the nominees for director

If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What if other matters come up at the Annual Meeting?
Aside from the election of the directors, the Board of Directors knows of no other maters to be presented at the Annual Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, the shares represented by the proxy holders will be voted in the discretion of the proxy holders.

Proposals by Shareholders
Shareholder proposals intended to be presented at the Annual Meeting must have been received by us not later than September 16, 2006 for inclusion in the proxy materials for the Annual Meeting. We are not aware of any matters to be voted on at the Annual Meeting except those listed on the accompanying notice of Annual Meeting of shareholders. The accompanying proxy gives discretionary authority to the persons named to vote the shares in their best judgment if any other matters are properly brought before the Annual Meeting.

What if the Annual Meeting is postponed?
If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have at that time effectively been revoked or withdrawn, notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

Who pays for this proxy solicitation?
We do. The proxies being solicited in connection with this Proxy Statement are being solicited by the Board of Directors and the costs will be borne by the Company. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Voting Shares as of the date of this filing by: (i) each shareholder known by us to be the beneficial owner of 5% or more of the outstanding Voting Shares, (ii) each of our directors and executives and (iii) all directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the Voting Shares listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Shares of common stock issuable upon exercise of options and warrants that are currently exercisable or that will become exercisable within 60 days of filing this document have been included in the table.

                            BENEFICIAL INTEREST TABLE

---------------------------------- ------------------------------ -------------------------- ----------------
                                           Common Stock             Series A Convertible
                                                                       Preferred Stock
---------------------------------- ----------------- ------------ ------------ ------------- ----------------
       Name and Address                 Number       Percent of     Number      Percent of   Percent of all
        of Beneficial                                                                           Voting
            Owner (1)                                 Class (2)                 Class (3)    Securities (4)
---------------------------------- ----------------- ------------ ------------ ------------- ----------------
Brad Hallock (5)                      10,284,540         7.63%          -             -            7.61%
William Clough (6)                     5,051,089         3.73%          -             -            3.72%
Russell Wall (7)                       1,691,493         1.28%          -             -            1.27%
Mark Chandler (8)                      6,780,285         5.12%       250,000       62.42%          5.30%
Charles Baker (9)                      2,100,000         1.57%          -             -            1.57%
John Rouse (10)                        6,159,838         4.68%          -             -            4.66%
Stephen Hallock (11)                   8,224,627         6.24%          -             -            6.22%
Walter Miles (12)                     10,000,000         7.60%          -             -            7.57%
Kjell H. Qvale (13)                    7,500,000         5.70%          -             -            5.68%
Jerry Ostrin                              -               -           45,000       11.23%            *
William Stansberry (14)                  430,821          *           25,000        6.24%            *
Nickola Nickoloff (15)                    -               -           25,000        6.24%            *
Joel Fedder                               -               -           25,000        6.24%            *
Officers, Directors,
   executives as group                40,291,872        28.38%       250,000       62.42%          28.47%

* Less than 1 percent

(1) Except as otherwise indicated, the address of each beneficial owner is c/o OnScreen Technologies, Inc., 600 NW 14th Avenue, Suite 100, Portland, Oregon 97209.
(2) Calculated on the basis of 131,646,030 shares of common stock issued and outstanding at September 26, 2006 except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants. This calculation excludes shares of common stock issuable upon the conversion of Series A Preferred Stock.
(3) Calculated on the basis of 400,543 shares of Series A Preferred Stock issued and outstanding at September 26, 2006.
(4) Calculated on the basis of an aggregate of 131,646,030 shares of common stock with one vote per share and 400,543 shares of Series A Preferred Stock with one vote per share issued and outstanding at September 26, 2006, except that shares of common stock underlying options and warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating beneficial ownership of securities of the holder of such options or warrants.
(5) Mr. Brad Hallock's common stock shares include 3,100,000 shares he has the right to purchase pursuant to a warrant. Mr. Hallock's common stock shares include 73,500 shares owned by his IRA account.
(6) Mr. Clough's common shares include 3,640,485 shares he has the right to purchase pursuant to a warrant.
(7) Mr. Wall's common stock shares include 700,000 shares he has the right to purchase pursuant to a warrant. Mr. Wall's common stock shares include 781,493 shares owned by his IRA account.
(8) Mr. Chandler's common stock shares include 700,000 shares he has the right to acquire pursuant to a warrant. Mr. Chandler's Series A Preferred shares include 250,000 shares owned by his IRA account.
(9) Mr. Baker's common stock shares include 2,100,000 shares he has the right to purchase pursuant to a warrant.
(10) Mr. Rouse's common stock shares include 100,000 shares he has the right to purchase pursuant to a warrant. Mr. Rouse's common stock shares include 16,500 shares owned by his IRA account.
(11) Mr. Miles' common stock share position includes direct entitlement and related party management shares. Mr. Miles' common stock shares include 2,000,000 shares he has the right to purchase pursuant to a warrant.
(12) Mr. Stephen Hallock's common stock shares include 100,000 shares he has the right to purchase pursuant to a warrant.
(13)  All shares are owned by Kjell H. Qvale Survivors Trust.
(14) Mr. Stanberry's Series A Preferred shares include 25,000 shares owned by his IRA account.
(15) Mr. Nickoloff's Series A Preferred shares include 25,000 shares owned by his IRA account.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors, but in no instance shall there be less than one director. All directors shall be elected at the annual meeting of shareholders to serve two-year terms and shall hold office until his or her successor shall have been elected and qualified. Currently we have five directors, three of whom have been nominated for re-election this year and have agreed to serve if elected. A fourth director has been nominated to fill a vacancy, the term of which expires at the 2007 Annual Meeting of Shareholders or at such time as a replacement director has been elected and qualified to hold this office. The Board of Directors set these terms staggered in order to maintain continuity on the Board of Directors. In order to affect this staggered term strategy, the five board seats are numbered consecutively, 1 through 5. Odd numbered seats (seats 1, 3 and 5) will be elected at the annual shareholder meetings held on even numbered years; even numbered seats (seats 2 and 4) will be elected at the annual shareholder meetings held on odd numbered years. The following are Company directors, the director seats and terms for which they were elected or appointed: o Director Seat #1, William J. Clough, Esq. Mr. William J. Clough was appointed to fill a Board vacancy on March 1, 2006 to serve until the next annual meeting of shareholders. Mr. William J. Clough is nominated for election to a two year term at the 2006 Annual Meeting of Shareholders.

o Director Seat #2, Russell L. Wall. Mr. Russell L. Wall was elected for a two year term at the 2005 Annual Meeting of Shareholders.

o Director Seat #3, Bradley J. Hallock. Mr. Bradley J. Hallock was elected for a two year term at the 2004 Annual Meeting of Shareholders. Mr. Bradley J. Hallock is nominated for election to a two year term at the 2006 Annual Meeting of Shareholders.

o Director Seat #4, Steven S. Hallock. Mr. Steven S. Hallock was appointed to fill a Board vacancy on August 26, 2006 to serve until the next annual meeting of shareholders. Mr. Steven S. Hallock is nominated for election to a one year term at the 2006 Annual Meeting of Shareholders so as to complete the term for this board seat.

o Director Seat #5, John P. Rouse. Mr. John P. Rouse was appointed to fill a Board vacancy on July 5, 2006 to serve until the next annual meeting of shareholders. Mr. John P. Rouse is nominated for election to a two year term at the 2006 Annual Meeting of Shareholders.

Shares of our Common Stock and Series A Preferred Stock are entitled to one vote per share for each Director. Cumulative voting is not permitted.

Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named. All of the nominees have consented to serve as directors if elected. If a nominee becomes unavailable for election before the 2006 Annual Meeting of Shareholders, the Board of Directors may name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

                           INFORMATION ABOUT NOMINEES

William J. Clough, Esq., Executive Vice President of Corporate Development,
---------------------------------------------------------------------------
Corporate Secretary, General Counsel and Director
-------------------------------------------------
Mr. William J. Clough was appointed to fill a Board vacancy on March 1, 2006 to serve until the next annual meeting of shareholders. Mr. Clough was a police officer for 16 years, working at the local, state, and federal level. In 1987 while working as a Federal Air Marshall in Southern Europe and the Middle East, Mr. Clough decided to attend law school. He received his Juris Doctorate, cum laude, from the University of California, Hastings College of the Law in 1990. He operated his own law firm with offices in Los Angeles, San Francisco, and Honolulu for 12 years. Mr. Clough obtained the largest ever non-wrongful death jury verdict in Los Angeles County Superior Court in 2000 and successfully represented parties in multi-million dollar cases throughout the United States. He is certified to practice law in state and federal courts in California, Illinois, Hawaii, and before the United States Supreme Court. Mr. Clough has represented large manufacturing and entertainment entities, including work with MGM Studios, 20th Century Fox, News Corp., Lions Gate Films, Artisan Pictures, Sony, and Mediacopy.

Mr. Clough is actively employed by the Company on a daily basis. He receives an annual salary of $180,000 and for the first year of employment will be entitled to receive a guaranteed annual bonus of at least twenty-five percent (25%) of his annual base salary with the potential of receiving up to fifty percent (50%) of his annual base salary based upon performance. During subsequent years, Mr. Clough shall receive a minimum annual bonus of at least fifteen percent (15%) of his base annual salary with the potential of receiving up to twenty-five percent (25%) of his annual base salary based upon performance. Mr. Clough will be reimbursed for all company expenses related to travel, entertainment, health insurance, vehicle use and lodging.

William J. Clough owns 4,951,089 shares of Company stock

William J. Clough, Esq. is nominated for election to a two year term at the 2006 Annual Meeting of Shareholders.

Bradley J. Hallock, Director
----------------------------
Bradley J. Hallock was elected for a two year term at the 2004 Annual Meeting of Shareholders. Mr. Hallock, age 47, was appointed to the Board of Directors in April 2004 and was elected at the June 2004 shareholders' meeting to serve an additional two year term. Mr. Hallock brings to the board over 25 years of corporate experience. Mr. Hallock was the founder and Chief Executive Officer of C and R, Ltd., a provider of wholesale services to the automobile industry, with annual revenue in excess of $10,000,000. For three years, Mr. Hallock served as a Senior Executive for First America Automotive, Inc. (FAA), an $800,000,000 annual revenue company that was later acquired by Sonic Automotive, Inc. (NYSE:SAH). As a Senior Executive at FAA, he conceived and implemented the "Auto Factory" concept to vertically integrate used car operations across disparate retail franchises on a regional basis. He led the expansion of this concept into a $100,000,000 annual revenue division of FAA resulting with industry leading profitability. During his tenure at FAA, Mr. Hallock was a key member of the merger and acquisition team, where he was instrumental in the successful acquisition and integration of over 50 new car retail franchises.

Bradley J. Hallock owns 9,684,540 shares of Company stock.

Bradley J. Hallock is nominated for election to a two year term at the 2006 Annual Meeting of Shareholders.

Steven S. Hallock, Director
---------------------------
Steven S. Hallock was appointed to fill a Board vacancy on August 26, 2006 to serve until the next annual meeting of shareholders. Mr. Hallock is the President of Fremont Ford/Mazda an automobile dealership generating $80,000,000 in annual revenue. Additionally, he functions as a corporate trainer for Sonic Automotive, a Fortune 300 company and was one of the architects of their industry leading training program. Prior to his present position, Mr. Hallock was the Northern California Regional Vice President in charge of 22 Automotive Dealerships generating over 1 billion in annual revenues. In his prior role, Mr. Hallock was the Chief Operating Officer for First America Automotive, an automotive company comprised of 26 automobile dealerships in California. Mr. Hallock started his automotive career as a general manager and partner in the HG Automotive group, a group of automobile dealerships operating in Northern California generating $250 million in annual revenues. Mr. Hallock graduated Cum Laude from Pepperdine Law School in 1981. Mr. Hallock has served as chairperson of the OnScreen Technologies, Inc. Business Advisory Board since March 2006.

Steven S. Hallock owns 8,124,627 shares of Company stock and a warrant to purchase 100,000 additional common shares.

Steven S. Hallock is nominated for election to a one year term at the 2006 Annual Meeting of Shareholders so as to complete the term for this board seat.

John P. Rouse, Director
-----------------------
John P. Rouse was appointed to the Board of Directors, effective March 17, 2006 to serve until the next annual meeting of shareholders. Mr. Rouse brings to the board 30 years of business management experience. For the last 17 years Mr. Rouse has been the President/Owner/Founder of Washington Equipment Manufacturing Company, Inc. (WEMCO), located in the State of Washington. WEMCO is a multi-million dollar manufacturing company. As its Founder, Mr. Rouse was personally responsible for setting up the engineering, manufacturing and financial aspects of WEMCO and continues to run the daily operations. Prior to founding WEMCO, Mr. Rouse spent 12 years as equipment and operations manager for DHH Investments and its subsidiary companies, Acme Concrete, Acme Concrete Construction Division, Acme Concrete Asphalt Division, Acme Concrete Ready Mix in Richland, WA, Yakima Concrete and Asphalt Company and Cunningham Sand, Gravel and Asphalt. The Construction and Asphalt Divisions operated in most of the Western United States and the Concrete Division was one of the largest users of cement in the United States. As a member of DHH's Executive Committee, Mr. Rouse was responsible for daily operations and financial/budgeting.

John P. Rouse owns 6,166,505 shares of Company stock.

John P. Rouse is nominated for election to a two year term at the 2006 Annual Meeting of Shareholders.

The Board of Directors recommends that shareholders vote "FOR" election of the nominees for director named above.

                                 OTHER BUSINESS

Management does not presently know of any matters that may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

If you do not expect to be personally present at the Annual Meeting, please fill in, date and sign the enclosed proxy card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.

                      COMMITTEES OF THE BOARD AND MEETINGS

During the fiscal year ended December 31, 2005, the Board of Directors held a total of 25 meetings (including regularly scheduled and special meetings) of which the Board took action 22 times by unanimous written consent. Those directors who were on the Board at the time of the 2005 meetings attended all of the meetings of the Board held in 2005. The Board of Directors has two standing committees: Audit Committee and Compensation Committee. No incumbent director attended fewer than 100% of the total number of meetings held by all committees on which such director served.

Our board currently appoints the members of the audit and compensation committees. Each member of the audit and compensation committees is an independent director in accordance with NASDAQ standards (although the Company is not currently listed on the NASDAQ, but has its securities traded on the Over the Counter Bulletin Board). Each of our board committees has a written charter approved by our board. Copies of the current committee charters for each committee are posted on our website at www.onscreentech.com.
                                       --------------------

Audit Committee
The purpose of the Audit Committee is to oversee the Company's accounting and financial reporting processes and the audits of its financial statements. The functions of the Audit Committee and its activities during fiscal year 2005 are described below under the heading "Report of the Audit Committee". The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of our independent Registered Public Accounting firm. Our Audit Committee acts pursuant to a written charter, a copy of which is available from the Company and is posted on our website at www.onscreentech.com.
---------------------

The Audit Committee is currently composed of our Board of Directors. Russell L. Wall is the committee chairman. Mr. Wall is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (the "SEC") and NASDAQ listing standards. Mr. Wall is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement. The Board of Directors has determined that Mr. Wall is an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the SEC under the Exchange Act. During the last fiscal year, there were four meetings of the Audit Committee.

Compensation Committee
The Compensation Committee, subject to existing contractual obligations, is responsible for setting and administering the policies that govern executive compensation and the granting of employee stock options. The Compensation Committee met four times and acted four times by unanimous consent during fiscal 2005. The current members of the Compensation committee are Messrs. Russell L. Wall and Bradley J. Hallock.

The Compensation Committee acts pursuant to a written charter a copy of which is available from the Company and is posted on our website at www.onscreentech.com.
                                                           --------------------

                          REPORT OF THE AUDIT COMMITTEE

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER COMPANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee reviewed and discussed the Company's December 31, 2005 audited financial statements with the Company's management and with Salberg & Company, P.A., our independent Registered Public Accounting firm for our 2005 financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The audit committee has received written disclosures and a letter from Salberg & Company, P.A. as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the committee discussed the issue of auditor independence with Salberg & Company, P.A.

Based on this review and these discussions, we recommended to the board of directors that these audited financial statements shall be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Salberg & Company, P.A. did not provide any services other than annual audits and quarterly reviews.

OnScreen Technologies, Inc.
Audit Committee

By: /s/ Russell L. Wall
    -----------------------------
        Russell L. Wall, Chairman

Independent Registered Public Accounting Firm
Salberg & Company, P.A. has audited the Company's financial statements since 2002. Representatives of Salberg & Company, P.A. will be present via teleconference at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Compensation of Independent Registered Public Accounting Firm
The financial statements of the Company, which are furnished herewith as of December 31, 2005, have been audited by Salberg & Company, P.A., Boca Raton, Florida, Independent Registered Public Accounting Firm. Salberg & Company, P.A. billed the Company an aggregate of $54,000 in fees and expenses for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2005 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2005. Salberg & Company, P.A. billed the Company an aggregate of $50,000 in fees and expenses for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2004 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2004. Audit related fees for 2005 were $0 and for 2004 were $0. The Company paid these sums.

All fees described above were approved by the Audit Committee prior to engagement of the auditor to perform the service. None of the services provided above were pre-approved pursuant to the "de minimis exception" to the requirements of pre-approval for permitted non-audit services, set forth in Rule 2-01 of SEC Regulation S-X.

Pre-approval Policies and Procedures
The Audit Committee pre-approves the audit and non-audit services rendered by Salberg & Company, P.A. Generally, the Committee pre-approves particular services in the defined categories of audit services, audit-related services, tax services and other non-audit services, specifying the maximum fee payable with respect to that service. Pre-approval may be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

                      REPORT OF THE COMPENSATION COMMITTEE

The compensation committee of the Board of Directors administers our executive and management compensation program. The current members of the compensation committee are Russell L. Wall and Bradley J. Hallock. Each of these persons is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board has determined that each said member is "independent" within the meaning of NASDAQ's rules. Neither of Messrs. Wall and Hallock has any interlocking relationships as defined by the rules promulgated by the SEC.

General Compensation Philosophy
The role of the compensation committee is to set the salaries and other compensation of the executive officers and certain other key employees of OnScreen Technologies, Inc. and to make grants under, and to administer, the stock option and other employee equity and bonus plans. The compensation philosophy of OnScreen Technologies, Inc. for executive officers is to relate compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables OnScreen Technologies, Inc. to attract, motivate, reward and retain key executives and employees. Accordingly, each executive officer's compensation package included in the executive's contract of employment may be comprised of the following three elements:

o base salary that is designed primarily to be competitive with base salary levels in effect at technology companies in similar locations that are of comparable size to OnScreen Technologies, Inc. and with which OnScreen Technologies, Inc. competes for executive personnel;

o annual variable performance awards, such as bonuses, payable in cash and tied to the achievement of performance goals, financial or otherwise, established by the compensation committee; and

o long term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the shareholders of OnScreen Technologies, Inc.

Executive Compensation
Base Salary. Salaries for executive officers for 2005 were generally determined on an individual basis by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions in similar locations at comparable companies. In addition, OnScreen Technologies, Inc.'s Human Resources Department provided information to us regarding salary range guidelines for specific positions.

As permitted by contract, base salary is adjusted each year to take into account the executive officer's performance and to maintain a competitive salary structure. We conduct reviews of executive compensation practices on an annual basis and may change each executive officer's salary based on the individual's contributions and responsibilities over the prior twelve months and any change in median comparable company pay levels. We believe that, on the basis of our knowledge of executive compensation in the industry, that salary levels of OnScreen Technologies, Inc. for the executive officers are reasonable and necessary given the competition for executive talent in the industry and the financial resources of OnScreen Technologies, Inc.

Long Term Incentive Awards. We believe that equity-based compensation in the form of stock options links the interests of executive officers with the long-term interests of the stockholders of OnScreen Technologies, Inc. and encourages executive officers to remain in the employ of OnScreen Technologies, Inc. Stock options, generally, have value for executive officers only if the price of the stock increases above the exercise price on the grant date and the officer remains in the employ of OnScreen Technologies, Inc. for the period required for the shares to vest.

It is the design of OnScreen Technologies, Inc. that stock options may be granted to executive officers when the executive first joins OnScreen Technologies, Inc., in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. We may, however, grant additional stock options to executive officers for other reasons. The number of shares subject to each stock option granted is within our discretion and is based on anticipated future contribution and ability to impact results, past performance or consistency within the executive officer's peer group. We may grant stock options to executives and officers to provide greater incentives to continue their employment with OnScreen Technologies, Inc. and to strive to increase the value of OnScreen Technologies, Inc.'s common stock. The stock options generally become exercisable over a three-year period and are granted at a price that is equal to the fair market value of OnScreen Technologies, Inc.'s common stock on the date of grant.

The total compensation philosophy of OnScreen Technologies, Inc. is based on the concept that variable pay is earned through effective performance and contribution to the success of the company. Bonus payments are based on actual performance in achieving corporate, department and individual targets. The Compensation Committee determines weightings for each element and establishes the corporate financial goals for bonus measurement purposes. The Compensation Committee is responsible for ensuring that actual results are confirmed before they are applied against the bonus plan for payment purposes. The corporate target is based on OnScreen Technologies, Inc.'s earnings per share, total consolidated revenue, and success in managing corporate expenses to plan. All targets and objectives are aligned with the business plan for the fiscal year and monitored by the corporate finance department of OnScreen Technologies, Inc. Individual performance is measured relative to the individual's personal contribution to the success of the organization. This element is objective and tied to individual documented objectives for the bonus year. All targets and related objectives are defined and measured periodically, with a final annual measurement.

OnScreen Technologies, Inc.
Compensation Committee

By:      /s/ Bradley J. Hallock
    -----------------------------------
             Bradley J. Hallock

         /s/ Russell L. Wall
    -----------------------------------
             Russell L. Wall

Executive Compensation
The following tables list the cash and option grant remuneration paid or accrued and option exercises during 2003, 2004 and 2005 to our officers, executives and directors who received compensation of $100,000 or more in 2003, 2004 and 2005.

--------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              Long Term Compensation
--------------------------------------------------------------------------------------------------------------------------------
                                      Annual Compensation                        Awards                Payouts
--------------------- ------- ------------------------------------- --------------------------------- ---------- ---------------
        (a)            (b)       (c)       (d)          (e)             (f)                (g)           (h)          (i)
--------------------- ------- ----------- ------ ------------------ ------------ ---- --------------- ---------- ---------------
                                                                                       Securities
 Name and Principle    Year   Salary ($)  Bonus    Other Annual     Restricted         Underlying      Payouts      All Other
                                                                       Stock          Options/ SARs               Compensation
      Position                             ($)   Compensation ($)    Award(s)              (#)           ($)           ($)
--------------------- ------- ----------- ------ ------------------ ------------ ---- --------------- ---------- ---------------
Charles Baker,          2005     125,480       -                  -           -            2,000,000           -           -
Chairman/CEO/           2004           -       -                  -           -                    -           -           -
President (1)           2003           -       -                  -           -                    -           -           -
--------------------- ------- ----------- ------ ------------------ ------------ ---- --------------- ---------- ---------------
Mark Chandler           2005     180,000       -                  -     240,000   (2)              -           -           -
CFO                     2004     155,000       -                  -     120,000   (2)        600,000           -           -
                        2003           -       -                  -           -                    -           -           -
--------------------- ------- ----------- ------ ------------------ ------------ ---- --------------- ---------- ---------------
William Clough,         2005      62,308       -              4,000           -                    -           -           -
EVP Corp. Dev.,         2004           -       -                  -           -                    -           -           -
 Corp Sec. (3)          2003           -       -                  -           -                    -           -           -
--------------------- ------- ----------- ------ ------------------ ------------ ---- --------------- ---------- ---------------
John Thatch,            2005     180,000       -              4,139     600,000                    -           -      15,000 (4)
Dir. Govt. Sales        2004     155,000       -             10,000   1,666,312                    -           -           -
Prior CEO               2003     140,000       -             10,000     311,777                    -           -           -
--------------------- ------- ----------- ------ ------------------ ------------ ---- --------------- ---------- ---------------

(1) Mr. Baker joined the Company on June 13, 2005 and left the Company August 28, 2006.

(2) Mr. Chandler was issued 240,000 shares of the Company's Series A Convertible Preferred Stock during 2005 and 120,000 shares of the company's Series A Convertible Preferred Stock during 2004.

(3)   Mr. Clough joined the Company on September 1, 2005.

(4) Mr. Thatch entered into a new employment agreement which included the return of 1,500,000 shares of common stock issued to him previously. The Company paid him a nominal $15,000 for those shares.

                        OPTION GRANTS DURING FISCAL 2005

                                                Percent of
                                                Total
                            Number of           Options
                            Securities          Granted to      Exercise    Market
                            Underlying          Employees in    Price Per   Price on
                            Options             Fiscal Year     Share       Date of
Name                        Granted             (2)             ($/Sh)      Grant      Expiration Date
--------------------------- -------------- ---- --------------- ----------- ---------- ------------------------
Charles Baker                2,000,000     (1)  79%             $0.01       $0.21      December 5, 2010

(1)   The options granted to Mr. Baker were fully vested on the grant date.

(2) During the year ended December 31, 2005, OnScreen granted employees options to purchase 2,547,500 shares of common stock.

                 AGGREGATED OPTION EXERCISES DURING FISCAL 2005
                                       AND
                       FISCAL 2005 YEAR-END OPTION VALUES

The following table shows the number of shares underlying both exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table as of the year ended December 31, 2005, and the values for exercisable and unexercisable options:

                                                       Number of Securities               Value of Unexercised
                                                       Underlying Unexercised             In-The-Money Options at December
                                                       Options at December 31, 2005       31, 2005 (1)
                                                       ------------------------------- -- ----------------------------------
Name                  Shares Acquired   Value
                      on Exercise (#)   Realized ($)   Exercisable      Unexercisable     Exercisable     Unexercisable
--------------------- ----------------- -------------- --------------- ------------------ --------------- ------------------
Charles Baker         -                 -                2,000,000      -                 $   420,000     -
Mark Chandler         -                 -                  600,000      -                 -               -

(1) Options are in the money if the market value per share of the shares underlying the options is greater than the option exercise price. This calculation is based on the fair market value at December 31, 2005 of $0.22 per share, less the exercise price.

Director Compensation
Other than as noted above under "Information About Nominees" and as stated below, no Director is compensated for the performance of duties in that capacity or for his/her attendance at Director meetings.

In recognition for serving on the Company Board of Directors initially without the benefit of officers and directors liability insurance, which service is of benefit to the Company in connection with the Company's management and compliance with the Sarbanes-Oxley Act of 2002, the Board of Directors authorized issuance of a warrant to Russell L. Wall to purchase

100,000 restricted common shares at a price of $0.25 per share within 3 years after the date of issuance. In recognition for past services as a director of the Company, by August 23, 2004 Board of Directors resolution, the board authorized issuance to Russell L. Wall of a warrant to purchase 600,000 restricted common shares within five years from date of issuance at a per share price of $0.25.

In recognition for services to be rendered by Charles Baker as a member of the Board of Directors, March 1, 2005 the Board of Directors authorized an honorarium issuance to Charles Baker of a Warrant to purchase 100,000 Corporation common shares at any time within three years from date of issuance at the per share price of $0.75.

                              EMPLOYMENT AGREEMENTS

Former CEO, President and Chairman of the Board of Directors
On June 13, 2005 Charles Baker was appointed by the Company Board of Directors to serve as the Chairman of the Board of Directors for a term of three years. On August 31, 2005, Charles R. Baker was appointed CEO and November 21, 2005 Mr. Baker executed a revised three year employment agreement with the Company that provided for a $100,000 sign on bonus, a $100,000 first year bonus, second year and third year minimum bonus of 15% of salary, monthly salary of $22,920, five year option to purchase 2,000,000 shares of Company stock at a price of $0.01 per share, five year stock options during the second and third years of employment to purchase at a price of $0.01 per share, in equal installments, Company stock such that at the end of two (2) years the optioned common shares would equal five percent (5%) of the fully diluted common shares and was entitled to be reimbursed for all company expenses related to travel, entertainment, health insurance, vehicle use and lodging. August 28, 2006 Mr. Baker relinquished his positions as director, CEO and Company President. Mr. Baker's severance package remains undetermined.

Mr. Baker currently owns a warrant to purchase 100,000 shares of the Company's $0.001 par value per share common stock at a price of $0.75 per share at any time within 3 years of the March 31, 2005 date of issuance and a warrant to purchase 2,000,000 shares of the Company's $0.001 par value common stock at a price of $0.01 per share at any time within 5 years from issuance.

Former President/CEO
Mr. Thatch served as CEO and President from 2000 trough August 2005 at which time Mr. Thatch relinquished his positions of CEO and President and returned to the Company 1,500,000 shares of common stock awarded to him by the Board of Directors on March 28, 2005. Mr. Thatch entered into a new employment agreement which included the return of 1,500,000 shares of common stock issued to him previously. The Company paid him a nominal $15,000 for those shares. In his present employment capacity as Director of Government Sales, Mr. Thatch received $180,000 annual salary through February 15, 2006 at which time the salary was reduced to $150,000 annually until the Company supplied RediAlert(TM) signs are ready for sale at which time the salary was reduced to $125,000 annually.

Chief Operating Officer and Chief Financial Officer
The Company executed a three-year employment agreement, effective January 1, 2004 with Mark R. Chandler, its Chief Operating Officer and Chief Financial Officer. The terms of this agreement are as follows: (i) Base salary of $120,000 during 2004, $150,000 during 2005 and $180,000 during 2006, (ii) a sign-on bonus for $10,000 payable before March 31, 2004 and eligible for the bonus plan as set up by the Company, (iii) receive 120,000 shares of Series A convertible preferred stock for each period of June 2004, January 2005 and June 2005 and (iv) receive a warrant to purchase 100,000 shares of common stock at an exercise price of $0.25 which expires on November 30, 2006. In the event of a change of control, the Series A Convertible Preferred stock shall immediately accelerate and be issued within 30 days of written notice from the employee.

August 2004, the Board of Directors increased the annual salary of Mr. Chandler to $150,000 and beginning November 1, 2004 his annual salary was increased to $180,000.

In recognition for past services rendered, the board authorized issuance of a warrant to Mr. Chandler for the purchase of 500,000 restricted common shares within five years from date of issuance at a per share price of $0.25.

In recognition of continuing and additional services by Mr. Chandler, the board authorized issuance to Mr. Chandler three hundred seventy five thousand (375,000) Series A Convertible Preferred shares and one thousand five hundred (1,500) Series B Convertible Preferred shares in the following increments:
125,000 Series A shares and 500 Series B shares on or about January 1, 2006; 125,000 Series A shares and 500 Series B shares on or about July 1, 2006; and 125,000 Series A shares and 500 Series B shares on or about December 31, 2006. The said shares will be issued so long as Mr. Chandler has not terminated employment voluntarily before the above issue date.

William J. Clough, Executive Vice President of Corporate Development and Corporate General Counsel. Mr. Clough is certified to practice law in state and federal courts in California, Illinois, Hawaii, and before the United States Supreme Court. On November 21, 2005 the Company executed a three year employment agreement with Mr. Clough wherein Mr. Clough is entitled to receive an annual salary of $180,000, $1,000 monthly automobile allowance, as well as customary medical insurance for himself and his family. Mr. Clough also serves as Corporate Secretary, a non-salaried position and is a director of the Company.

President of Business Development
In May 2003, the Company executed a six-month employment agreement with Stephen
K. Velte, the President of Business Development. Mr. Velte's $10,000 monthly salary accrued until such time the Company's technical division has sufficient cash on hand to pay the salary or, at Mr. Velte's option the accrued salary may be converted to common or preferred shares of the Company at the current bid price. Mr. Velte was granted three-year warrants for 500,000 shares of the Company's common stock at an exercise price of $0.25 per share(1); 750,000 shares at $0.35 per share(2) upon completion of Phase II prototype; 500,000 shares at $0.40 per share upon receipt by the Company of any Next Stage OnScreen funding in excess of $150,000 and 250,000 shares at $0.50 per share upon receipt by the Company of payment for commercial orders in excess of $200,000. During 2003, the Company issued 1,750,000 of the warrants in accordance with the agreement. The remaining 250,000 warrants(3) were not issued at December 31, 2004, as the criteria for the shares to be issued had not been met.

Effective November 1, 2003, this agreement was extended for a three-year term. The salary was set at $150,000 for the first year, $180,000 for the second year and $240,000 for the third year. 450,000 shares(4) of the Company's common stock were issued to Mr. Velte conditioned on if he is terminated for cause or resigns, the shares may be repurchased from Mr. Velte at an annual decline amount of 50,000 shares, resulting in the shares being fully vested on November 1, 2006.

By an August 23, 2004 Board of Directors resolution, there was issued to Mr. Velte a warrant to purchase 2,000,000 restricted common shares(5) within five years from date of issuance at a per share price of $0.25 conditioned on Mr. Velte's being employed by the Company through the term of his November 2003 employment agreement. As of May 4, 2005, Mr. Velte is no longer employed with the Company.

      1 The exercise price for this 500,000 share warrant was reduced to $0.20 per share.

      2 The exercise price for 550,000 shares of this warrant was reduced to $0.20 per share.

      3  This 250,000 share warrant was cancelled.

      4  150,000 of these shares were repurchased by the Company for $225.

      5  This 2,000,000 share warrant was cancelled.

                       CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted the OnScreen Technologies, Inc. Code of Ethics and Business Conduct, which applies to all officers, directors and employees and a more restrictive Code of Ethics for Principal Executive and Financial Officers. These policies are available on our website, www.onscreentech.com. If the Company makes any substantive amendments to these policies or grants any waiver from the policies to any executive officer or director, the Company will disclose the nature of the amendment or waiver on its website.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons owning more than 10% of our common stock to file reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. These reporting persons are required to furnish us with copies of all Section 16(a) forms that they file.
Based solely upon a review of copies of these filings received, we believe that all filing requirements were complied with during the fiscal year ended December 31, 2004, except for the following late filings:

         Form 3 was filed by Steven S. Hallock on September 21, 2006.

We have made all officers and directors aware of their reporting obligations and have appointed an employee to oversee section 16 compliance for future filings

                  SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Under the Security and Exchange Commission's proxy rules, shareholder proposals that meet certain conditions may be included in our proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at our 2007 Annual Meeting must give notice of the proposal to the Company no later than March 1, 2007 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, if we receive notice of a shareholder proposal after March 1, 2007, the persons named as proxies in the proxy statement for the 2007 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2007 Annual Meeting. Shareholders that intend to present a proposal that will not be included in the proxy statement and form of proxy must give notice of the proposal to us no fewer than 90 or more than 120 days prior to the one-year anniversary date of the 2007 Annual Meeting. Our receipt of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in our proxy materials or its presentation at the 2007 Annual Meeting because there are other requirements in the proxy rules.

                                  ANNUAL REPORT

A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS (WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-KSB AND FORM 10-QSB) IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT MAY OBTAIN ONE, WITHOUT CHARGE, BY WRITING OR CALLING THE CORPORATE OFFICES: ONSCREEN TECHNOLOGIES, INC., 600 NW 14th AVENUE, SUITE 100, PORTLAND, OREGON 97209, (503) 417-1700, FAX (503) 417-1717.

By Order of the Board of Directors,

William J. Clough, Esq.
Corporate Secretary

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR THE 2006 ANNUAL MEETING OF THE SHAREHOLDERS
                                December 6, 2006

The undersigned, revoking all previous proxies, appoints William J. Clough, Esq., Corporate Secretary, attorney and proxy of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of OnScreen Technologies, Inc. (the "Company") to be held Wednesday, December 6, 2006 at 9:00 a.m. PST in the corporate offices located at 600 NW 14th Avenue, Suite 100, Portland, Oregon 97209 and at any adjournments thereof and to vote all shares of Voting Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

[X] Please mark your votes with an "X" as in this example.

                                   PROPOSAL I
                             (ELECTION OF DIRECTORS)

Nominees:         Seat #1, William J. Clough, Esq.
                  Seat #3, Bradley J. Hallock.
                  Seat #4, Steven S. Hallock.
                  Seat #5, John P. Rouse.

         [ ] FOR ALL        [ ] WITHHOLD ALL        [ ] FOR ALL EXCEPT

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE AND CHOOSE "FOR ALL EXCEPT")

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS AND FOR PROPOSAL 2.

                                     Date                            2006
                                     ------------------------------------


                                     ------------------------------------
                                     Signature


                                     ------------------------------------
                                     Signature of joint holder, if any

Please sign exactly as your name appears on your stock certificate or account. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.